Exhibit 10.22

PRIMEIRO ADITIVO AO CONTRATO DE TRABALHO	FIRST AMENDMENT TO THE EMPLOYMENT AGREEMENT

Pelo presente instrumento, de um lado:	By this instrument:

1. NEXTEL TELECOMUNICAÇÕES LTDA., com sede na Cidade de São Paulo, Estado de São Paulo, na Avenida das Nações Unidas, 14.171, 27º andar, Torre “C” - Crystal Tower, Condomínio Rochaverá Corporate Towers, Vila Gertrudes, CEP 04794-000, inscrita perante o CNPJ/MF sob o nº 66.970.229/0001-67, neste ato representada por seu representante legal, a seguir denominada simplesmente EMPREGADORA; e

1. NEXTEL TELECOMUNICAÇÕES LTDA, with head offices in the City of São Paulo, State of São Paulo, at Avenida das Nações Unidas, 14.171, 27th floor, Tower “C” - Crystal Tower, Condominium Rochaverá Corporate Towers, Vila Gertrudes, Zip Code 04794-000, enrolled with Taxpayer Registration CNPJ/MF under no. 66.970.229/0001-67, hereby represented by its legal representatives, hereinafter referred to as EMPLOYER; and

2. Mr. ROBERTO RITTES, residente e domiciliado na Rua Covenção de Itu 57, Cidade de São Paulo, Estado de São Paulo, portador da CTPS de nº 15775, Série 197, portador do RG nº 26801865-0, inscrito no CPF/MF sob o nº 225.282.758-65, aqui denominado simplesmente EMPREGADO,

2. Mr. ROBERTO RITTES, resident and domiciled at Rua Convenção de Itu, 57 city of São Paulo, State of São Paulo, bearer of Employment Booklet No. 15775 Series 197, Identity Card No. 26801865-0 enrolled with the CPF/MF under no. 225.282.758-65, hereinafter referred to as EMPLOYEE,

EMPREGADO e EMPREGADORA são doravante também denominadas, em conjunto, como “Partes” e, individualmente, como “Parte”.	EMPLOYER and EMPLOYEE are hereinafter individually referred to as a “Party”, and jointly referred to as “Parties”.

CONSIDERANDO QUE:	WITNESSETH:

A. CONSIDERANDO que as Partes firmaram em 24 de abril de 2017 o Contrato de Trabalho (o “Contrato”);	A. WHEREAS, the Parties entered into on April 24, 2017 an Employment Agreement (the “Agreement”);

B. CONSIDERANDO que as Partes desejam mutuamente alterar certos termos e condições do Contrato.	B. WHEREAS, the Parties mutually agree to modify certain terms and conditions of the Agreement.

Resolvem as Partes celebrar o presente Aditivo ao Contrato (o “Aditivo”), nos termos e condições que seguem.

CLAUSULA PRIMEIRA – BÔNUS ANUAL

1.1 Pelo presente instrumento e na melhor forma de direito, as Partes resolvem, de comum acordo, alterar o limite do Bônus Anual do EMPREGADO e a periodicidade de pagamento em caso de atingimento das metas. Dessa forma, a Cláusula 5.1 passa a vigorar com a seguinte redação:

5.1. O EMPREGADO fará jus a um Bônus Anual de até R$ R$ 3.840.000,00 (três milhões, oitocentos e quarenta mil reais), composto por um pagamento anual em data a ser determinada pela EMPREGADORA se as metas mínimas anuais especificadas forem atingidas. As Partes reconhecem e concordam que as métricas e metas de desempenho específicas do EMPREGADO serão estabelecidas pelo Comitê de Remuneração do Conselho de Administração da NII Holdings, Inc. (“NII”), controladora do EMPREGADOR, com base no orçamento anual do EMPREGADOR e um plano de bônus e pagamento será condicionado ao atingimento das metas mínimas em todas métricas de desempenho e sujeito à aprovação do Comitê de Remuneração do Conselho de Administração da NII. Todos os valores aqui indicados são brutos.

The Parties hereby agree to execute this First Amendment to the Agreement (the "Amendment"), under the following terms and conditions.

SECTION ONE – ANNUAL BONUS

1.1        According to the present instrument and under the best terms of law, the Parties, by mutual agreement, decide to change the limit of the Annual Bonus of the EMPLOYEE and the period of payment in case minimum targets are achieved. Accordingly, Section 5.1 shall read as follows:

5.1. The EMPLOYEE will be entitled to an Annual Bonus of up to 3,840,000 Reais (three million, eight hundred and forty thousand reais), comprised of one annual payment to be made on the date determined by the EMPLOYER, if specified minimum annual targets are achieved. The Parties acknowledge and agree that the EMPLOYEE’s specific performance measures and targets will be set by the Compensation Committee of the Board of Directors of NII Holdings, Inc. (“NII”), the ultimate controlling parent of EMPLOYER, based on the EMPLOYER’s annual budget and a bonus plan, and the payment is contingent on achieving minimum thresholds for all performance measures and subject to approval by the Compensation Committee of the Board of Directors of NII. All amounts herein are gross.

CLÁUSULA SEGUNDA - RATIFICAÇÃO

2.1   Todos os demais termos e condições estabelecidos no Contrato e não expressamente alterados pelo presente Aditivo permanecem inalterados, sendo, nesta oportunidade, expressamente ratificados pelas Partes.

E por estarem assim justas e contratadas, as Partes assinam o presente Aditivo em 02 (duas) vias, para que produzam os mesmos efeitos legais, na presença de 02 (duas) testemunhas.

[Página de assinatura ao Primeiro Aditivo ao Contrato de Trabalho datado de 24 de abril de 2017]

São Paulo, 12 de janeiro de 2018

CLAUSE TWO - RATIFICATION

2.1 All other terms and conditions established in the Agreement and not expressly modified by this Amendment remain unchanged, being, on this occasion, expressly ratified by the Parties.

In witness hereof, the Parties sign the present Amendment in 02 (two) counterparts, to produce the same legal effects, in the presence of 02 (two) witnesses.

[Signature page to the First Amendment to the Employment Agreement dated April 24th, 2017]

São Paulo, January 12th, 2018

/s/ Luana Pedersini de Matos

NEXTEL TELECOMUNICAÇÕES LTDA.

/s/ Roberto Rittes

ROBERTO RITTES

Testemunhas: / Witnesses:

1. __________________________	2. __________________________
Nome: / Name:	Nome: / Name:
CPF: / Id#:	CPF: / Id#:

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